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                                                                    EXHIBIT 23.1




                          INDEPENDENT AUDITORS CONSENT


The Board of Directors
General Mills, Inc.:

We consent to the use of our reports dated June 25, 2001 with respect to the consolidated financial statements of General Mills, Inc. incorporated by reference herein, and to the reference to our Firm under the heading "Experts" in this prospectus.





                                                   /s/ KPMG
                                                   KPMG LLP






Minneapolis, Minnesota
December 21, 2001